UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

WESTERN ASSET

CORE PLUS VIT PORTFOLIO

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, your insurance company may no longer send you paper copies of the Fund’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from them electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by them. Your election will apply to all Funds available under your contract with the insurance company.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus VIT Portfolio for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	Western Asset Core Plus VIT Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective durationi that is normally within 30% of the average durationii of the domestic bond market as a whole. The Portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Portfolio may invest in securities of any maturity, the Portfolio will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (“Western Asset”), a subadviser to the Portfolio.

The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the Portfolio’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “high yield” or “junk” bonds. The Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Portfolio may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures, and forwards. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended December 31, 2019. Spread sectors (non-Treasuries) largely outperformed

Western Asset Core Plus VIT Portfolio 2019 Annual Report	1

Portfolio overview (cont’d)

Treasuries, but experienced periods of volatility. This was due to a number of factors, including moderating global growth, a “dovish pivot” by the Federal Reserve Board (the “Fed”)iii, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.48% and ended the period at 1.58%. The low for the period was 1.39% on October 3, 2019 and the high of 2.62% occurred on January 18, 2019. The yield for the ten-year Treasury began the reporting period at 2.69% and ended the period at 1.92%. The low for the period was 1.47% on August 28, September 3 and September 4, 2019, and the high of 2.79% occurred on January 18, 2019.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv, returned 8.72% for the twelve months ended December 31, 2019. Comparatively, riskier fixed income securities, including high-yield bonds, produced even better results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 14.32%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 14.42% for the twelve months ended December 31, 2019.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We tactically managed the Portfolio’s duration. We started the reporting period long U.S. duration and trimmed duration to get flat or slightly short versus the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, in August 2019, when the yield on the 10-year U.S. Treasury fell sharply. As yields rose during the rest of the period, we extended the Portfolio’s duration and ended the period longer than that of the benchmark. We added long-dated Treasury Inflation-Protected Securities (“TIPS”)vii throughout the period to take advantage of attractive real yields and low breakeven inflation rates. We increased the Portfolio’s allocation to agency mortgage-backed securities during the second half of the period, as their spreads widened and underperformed U.S. Treasuries. We also adjusted the Portfolio’s allocations to investment-grade and high-yield corporate bonds. We significantly added to the Portfolio’s allocations in December 2018—prior to the beginning of the reporting period—after material spread widening. We then trimmed the Portfolio’s exposures throughout 2019 as their spreads tightened. Elsewhere, we increased the Portfolio’s allocation to bank loans in the latter part of the year for more defensive carry (yield) as we reduce the Portfolio’s high-yield corporate bond exposure. Finally, we tactically adjusted currency positions throughout the period, but primarily maintained our key long exposures in the Mexican peso, Brazilian real, Russian ruble, Indian rupee, Indonesian rupiah, Canadian dollar and the British pound. We also maintained the Portfolio’s short positions in the euro, Chinese yuan and Philippine peso.

During the reporting period, the Portfolio used U.S. Treasury futures, options and interest rate swaps, Eurodollar futures and futures on non-U.S. rates to manage its duration and

2	Western Asset Core Plus VIT Portfolio 2019 Annual Report

yield curveviii exposure. The use of these instruments in total contributed to results. Credit default swaps, which were used to manage the Portfolio’s exposure to individual credits, also contributed to performance. Finally, the use of currency forwards to hedge the Portfolio’s non-U.S. dollar currency exposure was positive for returns.

Performance review

For the twelve months ended December 31, 2019, Class I shares of Western Asset Core Plus VIT Portfolio1 returned 12.17%. The Portfolio’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 8.72%, for the same period. The Lipper Variable Core Plus Bond Funds Category Averageix returned 9.88% over the same time frame.

Performance Snapshot as of December 31, 2019 (unaudited)
	6 months	12 months
Western Asset Core Plus VIT Portfolio:
Class I	3.76%	12.17%
Class II	3.44%	11.82%
Bloomberg Barclays U.S. Aggregate Index	2.45%	8.72%
Lipper Variable Core Plus Bond Funds Category Average	2.64%	9.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2019 for Class I and Class II shares were 2.68% and 2.43%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I and Class II shares would have been 2.65% and 2.40%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Portfolio’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated April 29, 2019, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.57% and 0.82%, respectively.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	3

Portfolio overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.54% for Class I shares and 0.79% for Class II shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was duration positioning. Being long U.S. duration overall was a positive as rates moved lower across the yield curve. A long duration position in U.S. dollar-denominated emerging markets, sovereigns and corporates was rewarded as their yields also declined. These positives were modestly offset by having short German bund duration given their declining yields.

An overweight to investment-grade corporate bonds and an allocation to high-yield corporate bonds were beneficial. Their spreads narrowed given generally strong demand, as investors looked to generate incremental yield in the low interest rate environment.

The Portfolio’s developed non-U.S. dollar positioning was additive for returns, driven by long exposures to the Canadian dollar and British pound, coupled with a short exposure to the euro.

The Portfolio’s emerging market exposures contributed to results. In particular, allocations to emerging market sovereigns and corporates were rewarded, as their spreads narrowed. The Portfolio’s local currency exposure was also beneficial, led by long positions in the Russian ruble, Mexican peso and Indonesian rupiah, as they all strengthened versus the U.S. dollar.

Finally, the Portfolio’s structured product exposure, including non-agency residential mortgage-backed securities and commercial mortgage-backed securities (“CMBS”) contributed to results during the reporting period.

4	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Q. What were the leading detractors from performance?

A. The Portfolio outperformed its benchmark during the reporting period. That said, yield curve positioning detracted from returns, as the curve steepened during the period as a whole. Elsewhere, an overweight to agency mortgage-backed securities was a small negative for performance. There were no other meaningful detractors from returns.

Thank you for your investment in Western Asset Core Plus VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2020

RISKS: Investments in fixed income securities involve a variety of risks, including interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds, commonly known as “junk” bonds, are rated below investment grade and carry more risk than higher-rated securities. Asset-backed, mortgage-backed and mortgage-related securities are subject to prepayment and extension risks. Foreign investments are subject to special risks including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options, futures, and swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. The use of leverage may increase volatility and possibility of loss. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 53 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Mortgage-Backed Securities (31.9%), Financials (12.3%), Collateralized Mortgage Obligations (10.1%), Sovereign Bonds (9.9%) and U.S. Government & Agency Obligations (8.4%). The Portfolio’s composition is subject to change at any time.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	5

Portfolio overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“the Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 40 funds for the six-month period and among the 40 funds for the twelve-month period in the Portfolio’s Lipper category.

6	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2019 and December 31, 2018 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	3.76%	$1,000.00	$1,037.60	0.54%	$2.77	Class I	5.00%	$1,000.00	$1,022.48	0.54%	$2.75
Class II	3.44	1,000.00	1,034.40	0.79	4.05	Class II	5.00	1,000.00	1,021.22	0.79	4.02

8	Western Asset Core Plus VIT Portfolio 2019 Annual Report

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/19	12.17%	11.82%
Five Years Ended 12/31/19	4.18	N/A
Ten Years Ended 12/31/19	6.52	N/A
Inception* through 12/31/19	—	3.54

Cumulative total returns[1]
Class I (12/31/09 through 12/31/19)	88.01%
Class II (Inception date of 5/1/15 through 12/31/19)	17.65

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are June 16, 1994 and May 1, 2015, respectively.

10	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class I shares of Western Asset Core Plus VIT Portfolio vs. Bloomberg Barclays U.S. Aggregate Index† — December 2009 — December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Core Plus VIT Portfolio on December 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. This index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Prior to April 15, 2015, the Portfolio was named Western Asset Variable High Income Portfolio, had a different investment objective, used different investment strategies and had a different benchmark index.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	11

Schedule of investments

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 31.9%
FHLMC — 12.3%
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	6/1/38	1,417,372	$1,537,037
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/46-11/1/49	4,069,592	4,213,026
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	10/1/48-1/1/49	761,226	813,922
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	12/1/48-5/1/49	1,172,251	1,220,112
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	7/1/49-10/1/49	4,297,087	4,387,761
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	10/1/49-12/1/49	1,099,418	1,087,804
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/1/49-12/1/49	199,888	206,586	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	1/1/50	200,000	204,161	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.000%	6/1/41	303,778	334,811
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	3/1/43-12/1/48	1,963,048	2,049,239
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	6/1/43	3,719,390	3,963,044
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	10/1/46-5/1/47	3,672,574	3,780,834
Total FHLMC				23,798,337
FNMA — 12.7%
Federal National Mortgage Association (FNMA)	3.640%	11/1/28	100,000	108,013
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	59,567	62,819
Federal National Mortgage Association (FNMA)	3.240%	5/1/29	110,000	116,839
Federal National Mortgage Association (FNMA)	3.260%	5/1/29	40,000	42,517
Federal National Mortgage Association (FNMA)	3.350%	5/1/29	20,000	21,343
Federal National Mortgage Association (FNMA)	2.520%	10/1/29	20,000	20,188
Federal National Mortgage Association (FNMA)	2.765%	8/1/31	200,000	203,750
Federal National Mortgage Association (FNMA)	2.770%	8/1/31	100,000	101,925

See Notes to Financial Statements.

12	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.810%	8/1/31	100,000	$102,314
Federal National Mortgage Association (FNMA)	2.850%	8/1/31	100,000	102,716
Federal National Mortgage Association (FNMA)	2.980%	8/1/31	100,000	103,496
Federal National Mortgage Association (FNMA)	3.500%	9/1/34-3/1/57	8,094,809	8,426,970
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-6/1/57	2,020,380	2,174,665
Federal National Mortgage Association (FNMA)	3.000%	7/1/46-11/1/49	8,109,096	8,313,340
Federal National Mortgage Association (FNMA)	5.000%	10/1/48-8/1/49	1,500,363	1,604,322
Federal National Mortgage Association (FNMA)	4.500%	12/1/48-9/1/57	1,251,887	1,345,381
Federal National Mortgage Association (FNMA)	3.000%	9/1/49-1/1/50	897,371	916,521	(a)
Federal National Mortgage Association (FNMA)	3.500%	11/1/49	199,719	207,207	(a)
Federal National Mortgage Association (FNMA)	3.000%	1/1/50	700,000	710,008	(b)
Total FNMA				24,684,334
GNMA — 6.9%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-10/15/42	234,288	241,753
Government National Mortgage Association (GNMA) II	3.500%	3/20/45-10/20/49	3,546,548	3,675,682
Government National Mortgage Association (GNMA) II	4.000%	10/20/45-11/20/49	2,427,946	2,552,423
Government National Mortgage Association (GNMA) II	3.000%	4/20/48-12/20/49	1,627,293	1,673,515
Government National Mortgage Association (GNMA) II	4.500%	6/20/48-4/20/49	1,042,802	1,095,946
Government National Mortgage Association (GNMA) II	5.000%	1/20/49	569,116	600,871
Government National Mortgage Association (GNMA) II	2.500%	9/20/49	98,929	97,801

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	2.500%	1/1/50	1,300,000	$1,305,637	(b)
Government National Mortgage Association (GNMA) II	3.000%	1/1/50	2,000,000	2,054,922	(b)
Total GNMA				13,298,550
Total Mortgage-Backed Securities (Cost — $60,983,703)				61,781,221
Corporate Bonds & Notes — 29.8%
Communication Services — 2.4%
Diversified Telecommunication Services — 0.7%
AT&T Inc., Senior Notes	3.400%	5/15/25	40,000	41,922
AT&T Inc., Senior Notes	6.250%	3/29/41	60,000	78,388
AT&T Inc., Senior Notes	4.350%	6/15/45	260,000	281,180
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	40,000	42,444
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	59,000	62,539
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	150,000	152,464
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	144,000	163,568
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	50,000	55,202
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	80,000	93,463
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	160,000	201,226
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	70,000	87,024
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	10,000	13,597
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	100,000	120,180
Total Diversified Telecommunication Services				1,393,197
Entertainment — 0.1%
Netflix Inc., Senior Notes	5.375%	2/1/21	30,000	31,005
Viacom Inc., Senior Notes	4.250%	9/1/23	40,000	42,627
Total Entertainment				73,632
Media — 1.4%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	300,000	322,647	(c)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	110,000	110,711
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	160,000	176,317
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	80,000	85,357

See Notes to Financial Statements.

14	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	100,000	$113,557
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	180,000	205,716
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	30,000	39,347
Comcast Corp., Senior Notes	3.375%	8/15/25	30,000	31,866
Comcast Corp., Senior Notes	3.950%	10/15/25	160,000	174,754
Comcast Corp., Senior Notes	3.150%	3/1/26	40,000	41,968
Comcast Corp., Senior Notes	4.150%	10/15/28	270,000	304,356
Comcast Corp., Senior Notes	4.250%	10/15/30	50,000	57,240
Comcast Corp., Senior Notes	3.999%	11/1/49	165,000	183,269
DISH DBS Corp., Senior Notes	5.875%	11/15/24	100,000	102,396
DISH DBS Corp., Senior Notes	7.750%	7/1/26	20,000	21,225
Fox Corp., Senior Notes	4.709%	1/25/29	30,000	34,238	(c)
Fox Corp., Senior Notes	5.476%	1/25/39	40,000	49,025	(c)
Prosus NV, Senior Notes	4.850%	7/6/27	290,000	316,915	(c)
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	130,000	159,715
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	10,000	13,063
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	90,000	103,492
Walt Disney Co., Senior Notes	6.650%	11/15/37	50,000	74,459
Total Media				2,721,633
Wireless Telecommunication Services — 0.2%
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	120,000	120,781	(c)
Sprint Corp., Senior Notes	7.250%	9/15/21	60,000	63,559
Sprint Corp., Senior Notes	7.625%	2/15/25	40,000	43,994
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	150,000	166,450
Total Wireless Telecommunication Services				394,784
Total Communication Services				4,583,246
Consumer Discretionary — 1.5%
Automobiles — 0.6%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	20,000	19,963	(c)
Ford Motor Co., Senior Notes	4.750%	1/15/43	50,000	44,539
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	200,000	201,164

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Automobiles — continued
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	50,000	$50,127
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	790,000	818,792
Total Automobiles				1,134,585
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	70,000	76,213	(c)
Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	60,000	61,625	(c)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	30,000	31,660
Hilton Worldwide Finance LLC/Hilton World-wide Finance Corp., Senior Notes	4.625%	4/1/25	10,000	10,304
Hilton Worldwide Finance LLC/Hilton World-wide Finance Corp., Senior Notes	4.875%	4/1/27	30,000	31,931
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	270,000	278,285
McDonald’s Corp., Senior Notes	3.700%	1/30/26	180,000	194,371
Sands China Ltd., Senior Notes	5.125%	8/8/25	400,000	440,102
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	80,000	83,948	(c)
Total Hotels, Restaurants & Leisure				1,132,226
Household Durables — 0.0%
Newell Brands Inc., Senior Notes	3.850%	4/1/23	47,000	48,871
Newell Brands Inc., Senior Notes	4.200%	4/1/26	10,000	10,436
Total Household Durables				59,307
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	130,000	137,885
Amazon.com Inc., Senior Notes	3.875%	8/22/37	60,000	68,296
Amazon.com Inc., Senior Notes	4.950%	12/5/44	50,000	65,602
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	106,072
Total Internet & Direct Marketing Retail				377,855
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	10,000	10,567	(c)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	50,000	53,030	(c)
Total Textiles, Apparel & Luxury Goods				63,597
Total Consumer Discretionary				2,843,783

See Notes to Financial Statements.

16	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.5%
Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	260,000	$277,518
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	210,000	249,472
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	108,000	111,957
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	43,000	43,783
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	10,000	10,545
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	50,000	54,527
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	80,000	88,114
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	100,000	116,006
Total Beverages				951,922
Food & Staples Retailing — 0.1%
Walmart Inc., Senior Notes	3.700%	6/26/28	170,000	187,452
Food Products — 0.2%
Danone SA, Senior Notes	2.589%	11/2/23	220,000	223,625	(c)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	20,000	21,194
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	20,000	22,256
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	10,000	10,877
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	70,000	74,329	(c)
Total Food Products				352,281
Tobacco — 0.7%
Altria Group Inc., Senior Notes	3.490%	2/14/22	50,000	51,477
Altria Group Inc., Senior Notes	2.850%	8/9/22	130,000	132,553
Altria Group Inc., Senior Notes	3.800%	2/14/24	60,000	63,223
Altria Group Inc., Senior Notes	4.400%	2/14/26	60,000	65,277
Altria Group Inc., Senior Notes	4.800%	2/14/29	180,000	200,801
Altria Group Inc., Senior Notes	5.950%	2/14/49	30,000	36,426
BAT Capital Corp., Senior Notes	3.557%	8/15/27	330,000	337,232
BAT Capital Corp., Senior Notes	4.540%	8/15/47	180,000	181,354
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	30,000	30,543
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	90,000	91,187
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	140,000	142,118
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	11,386

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Reynolds American Inc., Senior Notes	3.250%	6/12/20	12,000	$12,056
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	91,956
Total Tobacco				1,447,589
Total Consumer Staples				2,939,244
Energy — 4.4%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	60,000	64,054
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	22,663
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	11,449
Total Energy Equipment & Services				98,166
Oil, Gas & Consumable Fuels — 4.3%
Apache Corp., Senior Notes	4.375%	10/15/28	120,000	125,621
Apache Corp., Senior Notes	5.100%	9/1/40	170,000	173,404
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	83,150
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	50,000	49,089	(c)
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	80,000	83,406
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	130,000	138,620
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	40,000	42,630
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	190,000	202,433
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	30,000	30,113	(c)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	60,000	60,705	(c)
Chevron Corp., Senior Notes	2.954%	5/16/26	30,000	31,382
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	10,000	10,569
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	140,000	145,357
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	60,000	63,699
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	290,000	303,298
Concho Resources Inc., Senior Notes	4.375%	1/15/25	30,000	31,013
Concho Resources Inc., Senior Notes	3.750%	10/1/27	20,000	21,054
Concho Resources Inc., Senior Notes	4.300%	8/15/28	120,000	130,955
Continental Resources Inc., Senior Notes	4.500%	4/15/23	10,000	10,456
Continental Resources Inc., Senior Notes	3.800%	6/1/24	50,000	51,764
Continental Resources Inc., Senior Notes	4.375%	1/15/28	150,000	159,771
Continental Resources Inc., Senior Notes	4.900%	6/1/44	20,000	21,287
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	20,000	21,069	(c)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	100,000	118,665

See Notes to Financial Statements.

18	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	$48,725
Devon Energy Corp., Senior Notes	5.000%	6/15/45	240,000	278,959
Ecopetrol SA, Senior Notes	5.875%	5/28/45	180,000	212,793
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	30,000	32,901
Energy Transfer Operating LP, Senior Notes	6.250%	4/15/49	10,000	12,085
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	210,000	232,643
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	30,000	30,932
Enterprise Products Operating LLC, Senior Notes	7.550%	4/15/38	20,000	29,051
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	10,000	11,588
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	10,000	11,765
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	40,000	43,124
EOG Resources Inc., Senior Notes	4.150%	1/15/26	30,000	33,001
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	40,000	41,998
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	47,029
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	232,370	(c)
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	40,000	40,519
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	20,000	20,740
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	10,717
Kinder Morgan Energy Partners LP, Senior Notes	5.500%	3/1/44	10,000	11,662
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	60,000	65,146
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	40,000	43,652
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	60,000	82,766
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	40,000	47,672
MPLX LP, Senior Notes	4.800%	2/15/29	10,000	10,985
MPLX LP, Senior Notes	4.500%	4/15/38	120,000	122,310
MPLX LP, Senior Notes	4.700%	4/15/48	140,000	142,885
MPLX LP, Senior Notes	5.500%	2/15/49	80,000	91,018
Noble Energy Inc., Senior Notes	3.250%	10/15/29	10,000	10,156
Noble Energy Inc., Senior Notes	6.000%	3/1/41	40,000	48,222

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Noble Energy Inc., Senior Notes	4.950%	8/15/47	30,000	$33,394
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	60,000	57,900
Occidental Petroleum Corp., Senior Notes	4.850%	3/15/21	32,000	32,970
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	70,000	70,540
Occidental Petroleum Corp., Senior Notes	2.700%	8/15/22	100,000	101,078
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	100,000	117,879
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	160,000	162,786
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	20,000	22,698
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	92,295
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	60,000	60,164
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	40,000	40,867
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	70,000	93,990
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	140,000	172,203
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	84,248
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	72,557
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	38,724
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	40,000	40,584
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	60,000	58,436
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	50,000	49,748
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	644,000	703,631
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	430,000	525,395
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	30,000	35,243
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	150,000	165,228
Range Resources Corp., Senior Notes	5.000%	3/15/23	150,000	138,347
Range Resources Corp., Senior Notes	4.875%	5/15/25	40,000	34,300
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	110,000	122,795
Shell International Finance BV, Senior Notes	2.875%	5/10/26	140,000	145,392
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	12,212
Shell International Finance BV, Senior Notes	4.375%	5/11/45	160,000	191,290
Shell International Finance BV, Senior Notes	4.000%	5/10/46	40,000	45,654
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	50,000	72,619
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.500%	3/1/30	20,000	20,575	(c)
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	10,000	8,810
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	50,000	50,297
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	110,000	119,995

See Notes to Financial Statements.

20	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	50,000	$51,817
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	30,000	39,180
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	160,000	213,546
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,378
WPX Energy Inc., Senior Notes	8.250%	8/1/23	70,000	80,704
Total Oil, Gas & Consumable Fuels				8,347,393
Total Energy				8,445,559
Financials — 11.5%
Banks — 8.8%
Banco Actinver SA/Grupo GICSA SAB de CV, Senior Secured Notes	4.800%	12/18/32	490,000	491,622	(c)
Banco Santander SA, Senior Notes	3.848%	4/12/23	200,000	208,770
Banco Santander SA, Senior Notes	4.379%	4/12/28	200,000	219,152
Bank of America Corp., Senior Notes	3.300%	1/11/23	90,000	93,104
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	159,659
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	323,000	330,699	(d)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	861,000	904,899	(d)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	190,000	197,287	(d)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	130,000	137,915	(d)
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. USD LIBOR + 1.190%)	3.946%	1/23/49	50,000	56,883	(d)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	110,000	120,858	(d)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	138,760
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	40,000	43,966
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	190,000	207,426
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	30,000	31,316	(d)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	810,000	910,817

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BNP Paribas SA, Senior Notes	4.400%	8/14/28	200,000	$222,440	(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	360,000	390,278	(c)(d)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	218,951	(c)
CIT Group Inc., Senior Notes	4.750%	2/16/24	60,000	64,125
CIT Group Inc., Senior Notes	5.250%	3/7/25	60,000	66,125
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	50,000	54,605	(d)(e)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	30,000	32,529	(d)(e)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	61,848
Citigroup Inc., Senior Notes	4.650%	7/30/45	145,000	179,922
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	20,000	20,829
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	10,000	10,879
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	87,186
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	660,000	727,776
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	170,000	185,671
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	16,608
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	83,857
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	390,000	422,988
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	250,000	271,511
Danske Bank A/S, Senior Notes	5.000%	1/12/22	200,000	210,141	(c)
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	200,000	201,823	(c)(d)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	202,558	(c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	200,000	220,180	(d)(e)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	280,000	284,515
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	420,000	448,379
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	250,000	269,804	(d)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	200,000	223,815	(d)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	200,000	202,748	(c)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	200,000	203,497	(c)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	470,000	494,200	(c)

See Notes to Financial Statements.

22	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	250,000	$254,476
JPMorgan Chase & Co., Senior Notes	2.550%	3/1/21	40,000	40,318
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. USD LIBOR + 0.945%)	3.509%	1/23/29	300,000	319,121	(d)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	220,000	234,743	(d)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	140,000	156,400	(d)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	60,000	68,337	(d)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	64,275
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	55,405
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	170,000	216,693
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	200,000	209,149	(d)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	210,000	224,750
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	100,000	113,524
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	330,000	342,255	(c)
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	100,000	100,204
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	40,000	40,724
Royal Bank of Scotland Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	212,581	(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	130,000	144,671
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	430,000	466,201
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	75,624
Santander UK PLC, Senior Notes	2.375%	3/16/20	60,000	60,035
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	240,000	240,410
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	250,000	254,996
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	130,000	132,804
UniCredit SpA, Senior Notes	6.572%	1/14/22	430,000	461,968	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	23

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/31/20	260,000	$262,345	(d)(e)
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	60,000	63,477
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	190,000	194,899
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	210,000	234,124
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. USD LIBOR + 1.170%)	2.879%	10/30/30	20,000	20,165	(d)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	53,962
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	350,000	383,872
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	220,000	259,143
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	367,505
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	45,695
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	170,000	204,451
Westpac Banking Corp., Senior Notes	2.300%	5/26/20	20,000	20,028
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	110,000	110,620
Total Banks				17,042,871
Capital Markets — 1.7%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	250,000	277,765
Goldman Sachs Group Inc., Senior Notes	2.600%	4/23/20	50,000	50,067
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	200,000	209,936
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	100,000	102,873
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000	42,333
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000	199,588
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	100,000	105,323
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	140,039
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	170,000	207,833
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	150,000	159,722	(d)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	60,000	64,423	(d)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	260,000	286,894	(d)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	100,000	108,708

See Notes to Financial Statements.

24	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000	$264,269
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	140,000	172,343
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	230,000	247,774	(d)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	350,000	382,813	(c)(d)(e)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	300,000	328,126	(c)
Total Capital Markets				3,350,829
Consumer Finance — 0.1%
American Express Credit Corp., Senior Notes	2.375%	5/26/20	110,000	110,139
Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	150,000	157,323
GE Capital International Funding Co. Unlimited Co., Senior Notes	2.342%	11/15/20	202,000	202,205
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000	95,167
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	90,000	101,298
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	30,000	32,696
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	90,000	96,139	(c)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	10,000	10,499	(c)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	50,000	54,958	(c)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	200,000	203,459	(c)
Total Diversified Financial Services				953,744
Insurance — 0.4%
American International Group Inc., Senior Notes	3.750%	7/10/25	130,000	139,248
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	150,000	178,237
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	40,000	40,147
Reliance Standard Life Global Funding II, Senior Secured Notes	2.500%	1/15/20	40,000	40,002	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	25

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	8,000	$11,662	(c)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	230,000	282,924	(c)
Total Insurance				692,220
Total Financials				22,149,803
Health Care — 3.5%
Biotechnology — 0.7%
AbbVie Inc., Senior Notes	2.300%	11/21/22	300,000	301,726	(c)
AbbVie Inc., Senior Notes	2.600%	11/21/24	350,000	353,228	(c)
AbbVie Inc., Senior Notes	3.600%	5/14/25	90,000	95,154
AbbVie Inc., Senior Notes	2.950%	11/21/26	70,000	71,380	(c)
AbbVie Inc., Senior Notes	3.200%	11/21/29	190,000	193,537	(c)
Amgen Inc., Senior Notes	2.125%	5/1/20	20,000	20,008
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000	34,223
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	30,000	30,131
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000	53,106
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	50,000	53,890
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	60,217
Total Biotechnology				1,266,600
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	56,000	61,236
Abbott Laboratories, Senior Notes	4.750%	11/30/36	80,000	100,470
Abbott Laboratories, Senior Notes	4.900%	11/30/46	40,000	52,644
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	150,000	156,327
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	31,000	32,885
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	8,000	9,376
Medtronic Inc., Senior Notes	3.500%	3/15/25	74,000	79,376
Total Health Care Equipment & Supplies				492,314
Health Care Providers & Services — 1.8%
Aetna Inc., Senior Notes	2.800%	6/15/23	30,000	30,506
Anthem Inc., Senior Notes	2.950%	12/1/22	90,000	92,130
Anthem Inc., Senior Notes	3.350%	12/1/24	50,000	52,224
Anthem Inc., Senior Notes	3.650%	12/1/27	90,000	95,389
Centene Corp., Senior Notes	4.750%	5/15/22	70,000	71,524
Centene Corp., Senior Notes	6.125%	2/15/24	70,000	72,712
Centene Corp., Senior Notes	5.375%	6/1/26	10,000	10,631	(c)
Cigna Corp., Senior Notes	3.400%	9/17/21	90,000	92,168
Cigna Corp., Senior Notes	3.750%	7/15/23	130,000	136,454

See Notes to Financial Statements.

26	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Cigna Corp., Senior Notes	4.125%	11/15/25	70,000	$76,064
Cigna Corp., Senior Notes	4.375%	10/15/28	160,000	177,581
CVS Health Corp., Senior Notes	3.350%	3/9/21	43,000	43,725
CVS Health Corp., Senior Notes	2.750%	12/1/22	60,000	61,009
CVS Health Corp., Senior Notes	3.700%	3/9/23	250,000	260,737
CVS Health Corp., Senior Notes	4.100%	3/25/25	130,000	139,663
CVS Health Corp., Senior Notes	3.875%	7/20/25	160,000	170,544
CVS Health Corp., Senior Notes	4.300%	3/25/28	620,000	677,866
CVS Health Corp., Senior Notes	5.125%	7/20/45	150,000	178,228
HCA Inc., Senior Notes	5.375%	9/1/26	80,000	89,302
HCA Inc., Senior Notes	5.625%	9/1/28	100,000	114,145
HCA Inc., Senior Secured Notes	5.250%	4/15/25	30,000	33,606
HCA Inc., Senior Secured Notes	5.250%	6/15/26	30,000	33,653
HCA Inc., Senior Secured Notes	4.500%	2/15/27	40,000	43,202
HCA Inc., Senior Secured Notes	5.500%	6/15/47	30,000	34,536
Humana Inc., Senior Notes	3.950%	3/15/27	320,000	344,693
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	100,000	100,427
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	60,000	61,223
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	40,000	44,326
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	100,000	107,781
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	50,000	54,171
Total Health Care Providers & Services				3,500,220
Pharmaceuticals — 0.7%
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	170,000	178,767
Bristol-Myers Squibb Co., Senior Notes	2.250%	8/15/21	100,000	100,649	(c)
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	110,000	111,869	(c)
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	130,000	134,322	(c)
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	160,000	168,228	(c)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	90,000	96,401	(c)
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	110,000	141,438	(c)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	20,000	19,620
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	10,000	9,568
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	29,417
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	350,000	339,595

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	27

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	110,000	$102,254
Wyeth LLC, Senior Notes	5.950%	4/1/37	10,000	13,677
Total Pharmaceuticals				1,445,805
Total Health Care				6,704,939
Industrials — 2.0%
Aerospace & Defense — 0.7%
Boeing Co., Senior Notes	4.875%	2/15/20	160,000	160,484
Boeing Co., Senior Notes	3.100%	5/1/26	20,000	20,658
Boeing Co., Senior Notes	2.700%	2/1/27	40,000	40,595
Boeing Co., Senior Notes	2.800%	3/1/27	50,000	50,854
Boeing Co., Senior Notes	3.200%	3/1/29	130,000	135,695
Boeing Co., Senior Notes	3.250%	2/1/35	90,000	92,274
Boeing Co., Senior Notes	3.750%	2/1/50	60,000	63,985
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	10,000	10,322
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	60,000	64,419
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	35,633
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	150,000	154,778
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	180,000	188,020
United Technologies Corp., Senior Notes	3.950%	8/16/25	80,000	87,309
United Technologies Corp., Senior Notes	4.125%	11/16/28	100,000	112,600
United Technologies Corp., Senior Notes	4.500%	6/1/42	30,000	36,032
Total Aerospace & Defense				1,253,658
Airlines — 0.1%
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	50,000	50,126
Delta Air Lines Pass-Through Trust	6.821%	8/10/22	28,843	31,330
United Airlines Pass-Through Trust	5.375%	8/15/21	21,634	22,488
United Airlines Pass-Through Trust	4.750%	4/11/22	53,079	54,846
United Airlines Pass-Through Trust	4.625%	9/3/22	43,864	45,277
Total Airlines				204,067
Commercial Services & Supplies — 0.4%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	180,000	183,679
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	160,000	173,724
Republic Services Inc., Senior Notes	2.500%	8/15/24	80,000	81,003
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	30,000	33,027
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	20,000	20,862

See Notes to Financial Statements.

28	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	100,000	$107,815
Waste Management Inc., Senior Notes	3.500%	5/15/24	20,000	21,038
Waste Management Inc., Senior Notes	3.200%	6/15/26	40,000	41,940
Waste Management Inc., Senior Notes	3.450%	6/15/29	30,000	32,155
Waste Management Inc., Senior Notes	4.000%	7/15/39	60,000	67,354
Waste Management Inc., Senior Notes	4.150%	7/15/49	60,000	68,757
Total Commercial Services & Supplies				831,354
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	2.750%	11/2/22	220,000	224,562
Eaton Corp., Senior Notes	4.150%	11/2/42	20,000	22,423
Total Electrical Equipment				246,985
Industrial Conglomerates — 0.4%
3M Co., Senior Notes	2.375%	8/26/29	80,000	79,038
General Electric Co., Senior Notes	5.500%	1/8/20	10,000	10,004
General Electric Co., Senior Notes	4.650%	10/17/21	22,000	22,943
General Electric Co., Senior Notes	6.750%	3/15/32	60,000	77,141
General Electric Co., Senior Notes	5.875%	1/14/38	30,000	36,520
General Electric Co., Senior Notes	6.875%	1/10/39	451,000	603,740
General Electric Co., Subordinated Notes	5.300%	2/11/21	20,000	20,639
Total Industrial Conglomerates				850,025
Road & Rail — 0.3%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	70,000	75,113
Union Pacific Corp., Senior Notes	3.950%	9/10/28	190,000	210,119
Union Pacific Corp., Senior Notes	3.839%	3/20/60	180,000	183,574	(c)
Total Road & Rail				468,806
Total Industrials				3,854,895
Information Technology — 1.1%
Communications Equipment — 0.0%
Harris Corp., Senior Notes	5.054%	4/27/45	30,000	37,064
IT Services — 0.3%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	200,000	207,675
Visa Inc., Senior Notes	3.150%	12/14/25	150,000	158,706
Visa Inc., Senior Notes	4.300%	12/14/45	130,000	160,034
Total IT Services				526,415
Semiconductors & Semiconductor Equipment — 0.0%
Intel Corp., Senior Notes	3.700%	7/29/25	40,000	43,300

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	29

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Software — 0.7%
Microsoft Corp., Senior Notes	1.550%	8/8/21	150,000	$149,840
Microsoft Corp., Senior Notes	2.400%	2/6/22	210,000	213,031
Microsoft Corp., Senior Notes	2.875%	2/6/24	200,000	207,655
Microsoft Corp., Senior Notes	2.700%	2/12/25	70,000	72,382
Microsoft Corp., Senior Notes	2.400%	8/8/26	170,000	172,150
Microsoft Corp., Senior Notes	3.300%	2/6/27	220,000	235,347
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	10,977
Microsoft Corp., Senior Notes	3.750%	2/12/45	110,000	125,283
Microsoft Corp., Senior Notes	3.950%	8/8/56	50,000	59,350
salesforce.com Inc., Senior Notes	3.250%	4/11/23	50,000	52,041
salesforce.com Inc., Senior Notes	3.700%	4/11/28	30,000	32,939
Total Software				1,330,995
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc., Senior Notes	2.000%	11/13/20	110,000	110,296
Apple Inc., Senior Notes	1.550%	8/4/21	80,000	79,721
Apple Inc., Senior Notes	2.450%	8/4/26	100,000	101,508
Total Technology Hardware, Storage & Peripherals				291,525
Total Information Technology				2,229,299
Materials — 1.3%
Metals & Mining — 1.3%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	200,000	210,916	(c)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	300,000	311,435	(c)
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	100,000	102,652
ArcelorMittal SA, Senior Notes	6.125%	6/1/25	210,000	241,457
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	190,000	234,758
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	170,000	217,999
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	70,000	71,000
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	10,000	10,592
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	80,000	83,008
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	30,000	30,042	(c)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	20,000	20,168	(c)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	60,000	62,564	(c)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	70,000	73,363	(c)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	130,000	138,177	(c)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	90,000	93,626	(c)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	90,000	93,719	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	290,000	334,784

See Notes to Financial Statements.

30	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	10,000	$11,184
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	149,000	194,212
Total Materials				2,535,656
Utilities — 0.6%
Electric Utilities — 0.6%
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	97,000	133,414
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	110,000	142,697
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	220,000	232,075
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	200,000	214,111
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	240,000	339,139
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	150,000	178,703
Total Utilities				1,240,139
Total Corporate Bonds & Notes (Cost — $53,319,077)				57,526,563
Collateralized Mortgage Obligations (f) — 10.1%
Banc of America Funding Trust, 2015-R4 6A2 (1 mo. USD LIBOR + 0.140%)	1.848%	8/27/36	780,000	777,904	(c)(d)
Banc of America Funding Trust, 2015-R4 6A1 (1 mo. USD LIBOR + 0.140%)	1.848%	8/27/36	61,497	61,605	(c)(d)
Bank, 2017-BNK5 A5	3.390%	6/15/60	640,000	678,329
Bank, 2017-BNK7 A5	3.435%	9/15/60	190,000	201,969
Bank, 2017-BNK7 XA, IO	0.794%	9/15/60	3,219,871	147,773	(d)
BCAP LLC Trust, 2011-RR5 11A4 (1 mo. USD LIBOR + 0.150%)	2.008%	5/28/36	620,482	619,919	(c)(d)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000	368,497	(c)(d)
BX Commercial Mortgage Trust, 2018-IND G (1 mo. USD LIBOR + 2.050%)	3.790%	11/15/35	238,000	238,844	(c)(d)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-2A B1	2.283%	5/25/35	173,811	141,905	(c)(d)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	2.042%	8/25/35	549,237	546,208	(c)(d)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	2.092%	8/25/35	599,297	598,823	(c)(d)
CSMC Trust, 2014-USA F	4.373%	9/15/37	640,000	580,327	(c)
CSMC Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	7.360%	7/15/32	800,000	792,497	(c)(d)
CSMC Trust, 2019-AFC1 A1, Step Bond	2.573%	7/25/49	542,861	542,144	(c)
CSMC Trust, 2019-RIO A	4.764%	12/15/21	480,000	480,866	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	31

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
CSMC Trust, 2018-PLUM A (1 mo. USD LIBOR + 3.231%)	4.971%	8/15/20	33,103	$33,143	(c)(d)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	1,074,030	1,099,531	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K091 A2	3.505%	3/25/29	220,000	238,632
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K099 X1, IO	1.006%	9/25/29	1,089,703	79,199	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K736 X1, IO	1.312%	7/25/26	1,999,843	142,847	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	4.690%	2/15/37	2,565,864	459,920	(d)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	2.464%	2/15/38	49,655	3,260	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	4.692%	7/25/28	281,505	282,714	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.242%	10/25/29	460,000	490,465	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	6.392%	12/25/42	670,000	727,005	(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	6.042%	1/25/29	480,000	510,770	(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	6.042%	1/25/31	200,000	219,102	(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1M1 (1 mo. USD LIBOR + 0.750%)	2.542%	7/25/39	277,370	277,447	(c)(d)
Federal National Mortgage Association (FNMA) ACES, 2013-M6 1AC	3.513%	2/25/43	89,232	94,016	(d)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.124%	4/25/28	100,000	105,136	(d)

See Notes to Financial Statements.

32	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	100,000	$109,086
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	199,993	201,772	(d)
Federal National Mortgage Association (FNMA) REMIC, 2006-115 EI, IO (-1.000 x 1 mo. USD LIBOR + 6.640%)	4.848%	12/25/36	2,216,497	450,745	(d)
Federal National Mortgage Association (FNMA) REMIC, 2015-55 IO, IO	2.114%	8/25/55	424,599	22,496	(d)
Federal National Mortgage Association (FNMA) REMIC, 2016-60 QS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.308%	9/25/46	757,978	129,871	(d)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	203,187	207,977	(c)(d)
Government National Mortgage Association (GNMA), 2012-034 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.285%	3/20/42	680,998	135,038	(d)
Government National Mortgage Association (GNMA), 2012-43 SN, IO (-1.000 x 1 mo. LIBOR + 6.600%)	4.860%	4/16/42	371,234	77,597	(d)
Government National Mortgage Association (GNMA), 2013-101 IO	0.539%	10/16/54	5,770,321	155,668	(d)
Government National Mortgage Association (GNMA), 2014-17 AM	2.552%	6/16/48	41,391	42,399	(d)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.756%	8/16/54	2,578,456	113,765	(d)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	262,702	48,056
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	1,891,005	357,452
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.360%	10/16/46	382,577	84,552	(d)
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	100,000	102,010
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	3.040%	9/15/31	530,000	528,945	(c)(d)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.500%)	4.240%	9/15/31	530,000	523,450	(c)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	5.490%	5/15/28	128,833	127,007	(c)(d)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	33

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (f) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP2 A4	2.822%	8/15/49	200,000		$204,055
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	90,524		92,516	(c)(d)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	331,188		338,325	(c)(d)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	515,908		528,251	(c)(d)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	1,515		1,514
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.251%	12/12/49	27,535		17,511	(d)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	2.590%	11/15/34	281,410		279,763	(c)(d)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	3.140%	5/15/36	330,000		329,756	(c)(d)
Morgan Stanley Resecuritization Trust, 2015-R3 7A1 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.770%)	3.096%	4/26/47	218,382		217,239	(c)(d)
Morgan Stanley Resecuritization Trust, 2015-R3 7A2 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.770%)	3.096%	4/26/47	730,000		724,384	(c)(d)
Morgan Stanley Resecuritization Trust, 2015-R3 9A1 (1 mo. USD LIBOR + 0.260%)	2.228%	4/26/47	158,492		160,029	(c)(d)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	796,039		826,382	(c)(d)
New Residential Mortgage Loan Trust, 2017-6A A1	4.000%	8/27/57	463,641		484,293	(c)(d)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	2.346%	7/26/37	200,650		203,380	(c)(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	87,258		89,584	(c)(d)
Wells Fargo Commercial Mortgage Trust, 2017-RB1, XA	1.272%	3/15/50	2,195,910		165,031	(d)
Total Collateralized Mortgage Obligations (Cost — $19,417,299)					19,620,696
Sovereign Bonds — 9.9%
Argentina — 0.4%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	56.589%	6/21/20	4,640,000	ARS	40,848	(d)(g)
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	9,410,000	ARS	48,141	(g)
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	350,000		182,109

See Notes to Financial Statements.

34	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	310,000		$162,083
Argentine Republic Government International Bond, Senior Notes, Step Bond (3.750% to 3/31/2029 then 5.250%)	3.750%	12/31/38	380,000		186,559
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	160,000		67,600	(c)
Total Argentina					687,340
Brazil — 1.5%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	2,228,000	BRL	582,187
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	5,048,000	BRL	1,395,295
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	276,000	BRL	80,913
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	200,000		215,150
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	510,000		531,540
Total Brazil					2,805,085
China — 0.7%
China Government Bond, Senior Notes	3.390%	5/21/25	1,500,000	CNH	221,238	(h)
China Government Bond, Senior Notes	3.310%	11/30/25	7,500,000	CNH	1,104,107	(h)
Total China					1,325,345
Colombia — 0.2%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	240,000		299,024
Ecuador — 0.1%
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	200,000		178,322	(c)
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	200,000		209,620	(c)
Indonesia — 1.1%
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	390,000		403,248	(h)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	300,000		330,894
Indonesia Government International Bond, Senior Notes	3.700%	10/30/49	290,000		298,349

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	35

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	13,823,000,000	IDR	$994,298
Indonesia Treasury Bond, Senior Notes	7.500%	6/15/35	2,348,000,000	IDR	169,793
Total Indonesia					2,196,582
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		216,982	(h)
Kuwait — 0.3%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	470,000		505,941	(c)
Mexico — 2.9%
Mexican Bonos, Bonds	10.000%	12/5/24	2,000,000	MXN	120,163
Mexican Bonos, Bonds	8.000%	11/7/47	53,650,000	MXN	3,110,984
Mexican Bonos, Senior Notes	7.750%	11/13/42	38,000,000	MXN	2,133,366
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	230,000		252,642
Total Mexico					5,617,155
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000		204,773	(c)
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	120,000		175,763
Poland — 0.1%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	220,000		237,133
Qatar — 0.2%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	330,000		409,348	(c)
Russia — 1.9%
Russian Federal Bond — OFZ	7.000%	8/16/23	53,550,000	RUB	897,977
Russian Federal Bond — OFZ	8.150%	2/3/27	7,520,000	RUB	135,452
Russian Federal Bond — OFZ	7.050%	1/19/28	67,452,000	RUB	1,147,905
Russian Federal Bond — OFZ	6.900%	5/23/29	19,830,000	RUB	336,913
Russian Federal Bond — OFZ	7.650%	4/10/30	43,880,000	RUB	780,874
Russian Federal Bond — OFZ	7.700%	3/16/39	23,730,000	RUB	432,994
Total Russia					3,732,115
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	260,000		263,545	(c)
Total Sovereign Bonds (Cost — $19,298,674)					19,064,073

See Notes to Financial Statements.

36	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 8.4%
U.S. Government Agencies — 0.1%
Federal Home Loan Bank (FHLB)	2.125%	2/11/20	100,000	$100,054
U.S. Government Obligations — 8.3%
U.S. Treasury Bonds	3.750%	11/15/43	1,450,000	1,817,626
U.S. Treasury Bonds	2.875%	8/15/45	1,850,000	2,027,773
U.S. Treasury Bonds	3.000%	2/15/48	1,360,000	1,533,294
U.S. Treasury Bonds	3.125%	5/15/48	620,000	715,943
U.S. Treasury Bonds	3.000%	2/15/49	250,000	282,856
U.S. Treasury Bonds	2.875%	5/15/49	160,000	176,881
U.S. Treasury Bonds	2.375%	11/15/49	710,000	709,834
U.S. Treasury Notes	1.625%	11/15/22	3,250,000	3,252,856
U.S. Treasury Notes	1.625%	12/15/22	100,000	100,106
U.S. Treasury Notes	2.125%	3/31/24	250,000	254,692
U.S. Treasury Notes	1.500%	10/31/24	2,400,000	2,380,406
U.S. Treasury Notes	1.500%	11/30/24	90,000	89,286
U.S. Treasury Notes	1.750%	12/31/24	540,000	541,761
U.S. Treasury Notes	1.625%	9/30/26	20,000	19,766
U.S. Treasury Notes	1.625%	10/31/26	2,270,000	2,242,113
Total U.S. Government Obligations				16,145,193
Total U.S. Government & Agency Obligations (Cost — $15,598,476)				16,245,247
Senior Loans — 4.7%
Communication Services — 1.0%
Diversified Telecommunication Services — 0.2%
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	3.549%	3/1/27	175,411	176,470	(d)(i)(j)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	4.240%	1/31/28	140,000	141,050	(d)(i)(j)(k)
Total Diversified Telecommunication Services				317,520
Entertainment — 0.0%
AMC Entertainment Holdings Inc., Term Loan B1 (1 mo. USD LIBOR + 3.000%)	4.800%	4/22/26	29,925	30,179	(d)(i)(j)
CEOC LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	3.799%	10/7/24	92,753	93,478	(d)(i)(j)(k)
Total Entertainment				123,657
Media — 0.7%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	3.550%	4/30/25	223,582	225,363	(d)(i)(j)(k)
iHeartCommunications Inc., Term Loan (1 mo. USD LIBOR + 4.000%)	5.691%	5/1/26	92,099	93,102	(d)(i)(j)(k)

.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	37

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Nexstar Broadcasting Inc., Term Loan B4 (3 mo. USD LIBOR + 2.750%)	4.452%	9/18/26	249,850	$251,516	(d)(i)(j)(k)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. USD LIBOR + 3.688%)	5.427%	1/31/26	140,527	140,966	(d)(i)(j)
Terrier Media Buyer Inc., Term Loan	—	12/17/26	150,000	151,688	(k)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. USD LIBOR + 2.750%)	4.549%	3/15/24	290,588	287,423	(d)(i)(j)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.500%)	4.240%	4/15/25	230,000	230,527	(d)(i)(j)
Total Media				1,380,585
Wireless Telecommunication Services — 0.1%
CSC Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.500%)	4.240%	4/15/27	40,000	40,267	(d)(i)(j)
Sprint Communications Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.313%	2/2/24	85,659	85,096	(d)(i)(j)
Total Wireless Telecommunication Services				125,363
Total Communication Services				1,947,125
Consumer Discretionary — 1.0%
Commercial Services & Supplies — 0.1%
Aramark Services Inc., Term Loan B4	—	1/27/27	210,000	211,378	(k)
Atlantic Aviation FBO Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	5.550%	12/6/25	29,700	30,090	(d)(i)(j)
Total Commercial Services & Supplies				241,468
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.944%	9/23/26	220,109	220,965	(d)(i)(j)
Hotels, Restaurants & Leisure — 0.6%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	3.549%	11/19/26	258,847	259,492	(d)(i)(j)
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	4.549%	7/31/24	68,915	69,421	(d)(i)(j)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	4.549%	12/23/24	67,429	67,617	(d)(i)(j)
Four Seasons Hotels Ltd., Restated Term Loan	—	11/30/23	79,615	80,489	(k)
Golden Nugget Inc., Term Loan B	4.549-4.716%	10/4/23	116,251	116,819	(d)(i)(j)(k)

.

See Notes to Financial Statements.

38	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	3.542%	6/22/26	198,277	$200,011	(d)(i)(j)(k)
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	4.299%	5/15/26	81,467	82,170	(d)(i)(j)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	4.549%	8/14/24	234,209	235,171	(d)(i)(j)
Total Hotels, Restaurants & Leisure				1,111,190
Specialty Retail — 0.2%
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.691-5.694%	7/1/22	234,483	193,595	(d)(i)(j)
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	4.292-4.305%	1/30/23	65,637	63,668	(d)(i)(j)
Party City Holdings Inc., 2018 Replacement Term Loan	4.210-4.300%	8/19/22	30,056	28,034	(d)(i)(j)
Total Specialty Retail				285,297
Total Consumer Discretionary				1,858,920
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Albertson’s LLC, 2019 Term Loan B7 (1 mo. USD LIBOR + 2.750%)	4.549%	11/17/25	55,941	56,521	(d)(i)(j)(k)
Albertson’s LLC, 2019 Term Loan B8 (1 mo. USD LIBOR + 2.750%)	4.549%	8/17/26	57,764	58,375	(d)(i)(j)
Total Consumer Staples				114,896
Financials — 0.8%
Capital Markets — 0.3%
Blackstone CQP Holdco LP, Initial Term Loan (3 mo. USD LIBOR + 3.500%)	5.408%	9/30/24	39,800	40,080	(d)(i)(j)
Edelman Financial Center LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.035%	7/21/25	29,326	29,527	(d)(i)(j)
First Eagle Holdings Inc., Initial Term Loan (3 mo. USD LIBOR + 2.750%)	4.695%	12/2/24	59,450	59,821	(d)(i)(j)
Focus Financial Partners LLC, Term Loan B2 (1 mo. USD LIBOR + 2.500%)	4.299%	7/3/24	129,293	130,344	(d)(i)(j)
RPI Finance Trust, Initial Term Loan B6 (1 mo. USD LIBOR + 2.000%)	3.799%	3/27/23	221,569	223,631	(d)(i)(j)
Total Capital Markets				483,403

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	39

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 0.4%
Intelsat Jackson Holdings SA, Term Loan B3 (6 mo. USD LIBOR + 3.750%)	5.682%	11/27/23	100,000	$100,325	(d)(i)(j)
Jane Street Group LLC, New Term Loan (1 mo. USD LIBOR + 3.000%)	4.799%	8/25/22	69,222	69,222	(d)(i)(j)
LPL Holdings Inc., Term Loan B1 (1 mo. USD LIBOR + 1.750%)	3.542%	11/11/26	14,447	14,559	(d)(i)(j)
TKC Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	5.550%	2/1/23	54,059	50,455	(d)(i)(j)
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	3.549%	11/16/26	77,309	77,738	(d)(i)(j)(k)
UFC Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.250%)	5.050%	4/29/26	153,935	155,167	(d)(i)(j)(k)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.197%	3/1/26	59,494	59,799	(d)(i)(j)(k)
Wynn Resorts Finance LLC, First Lien Term Loan A	—	9/20/24	250,000	250,781	(k)(l)
Total Diversified Financial Services				778,046
Insurance — 0.1%
Asurion LLC, Fourteenth Amendment Replacement Term Loan B4 (1 mo. USD LIBOR + 3.000%)	4.799%	8/4/22	153,243	154,354	(d)(i)(j)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	4.799%	11/3/24	118,944	119,737	(d)(i)(j)
Total Insurance				274,091
Total Financials				1,535,540
Health Care — 0.9%
Health Care Providers & Services — 0.7%
Grifols Worldwide Operations USA Inc., Term Loan B	—	11/15/27	200,000	201,887	(k)
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	8/18/22	138,647	139,552	(d)(i)(j)(k)
LifePoint Health Inc., First Lien Term Loan B	6.299-8.250%	11/16/25	248,548	250,852	(d)(i)(j)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	4.695%	6/7/23	230,634	228,135	(d)(i)(j)
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.299%	8/6/26	110,000	109,691	(d)(i)(j)

See Notes to Financial Statements.

40	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Phoenix Guarantor Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.210%	3/5/26	69,650	$70,129	(d)(i)(j)
Sotera Health Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.500%)	6.289%	12/11/26	240,000	241,100	(d)(i)(j)
Total Health Care Providers & Services				1,241,346
Health Care Technology — 0.2%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	6.401%	2/11/26	198,450	199,772	(d)(i)(j)
Change Healthcare Holdings LLC, Closing Date Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	3/1/24	222,855	223,946	(d)(i)(j)
Total Health Care Technology				423,718
Pharmaceuticals — 0.0%
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	4.740%	6/2/25	54,293	54,692	(d)(i)(j)
Total Health Care				1,719,756
Industrials — 0.4%
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.515%	1/15/25	110,453	111,281	(d)(i)(j)
Airlines — 0.0%
American Airlines Inc., 2017 Replacement Term Loan B (1 mo. USD LIBOR + 2.000%)	3.740%	12/14/23	89,388	89,796	(d)(i)(j)(k)
Commercial Services & Supplies — 0.2%
Allied Universal Holdco LLC, Delayed Draw Term Loan (1 mo. USD LIBOR + 4.250%)	6.055%	7/10/26	15,915	16,036	(d)(i)(j)(k)
Allied Universal Holdco LLC, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	6.049%	7/10/26	160,742	161,968	(d)(i)(j)(k)
API Group Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	10/1/26	110,000	111,014	(d)(i)(j)
Garda World Security Corp., First Lien Term Loan B (3 mo. USD LIBOR + 4.750%)	6.660%	10/23/26	70,000	70,496	(d)(i)(j)
GFL Environmental Inc., 2018 Incremental Term Loan (1 mo. USD LIBOR + 3.000%)	4.799%	5/30/25	29,924	30,007	(d)(i)(j)(k)
Total Commercial Services & Supplies				389,521
Electrical Equipment — 0.0%
Brookfield WEC Holdings Inc., First Lien Initial Term Loan	—	8/1/25	49,874	50,269	(k)
Road & Rail — 0.1%
Genesee & Wyoming Inc., Term Loan	—	12/30/26	180,000	181,969	(k)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	41

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.0%
BrightView Landscapes LLC, Initial Term Loan	4.250-4.313%	8/15/25	59,100	$59,642	(d)(i)(j)
Total Industrials				882,478
Information Technology — 0.3%
IT Services — 0.1%
McAfee LLC, USD Term Loan B (1 mo. USD LIBOR + 3.750%)	5.555%	9/30/24	228,693	229,980	(d)(i)(j)(k)
Software — 0.2%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.799%	10/16/26	160,000	160,575	(d)(i)(j)
Dell International LLC, Refinancing Term Loan B1 (1 mo. USD LIBOR + 2.000%)	3.800%	9/19/25	161,968	163,247	(d)(i)(j)(k)
Total Software				323,822
Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., New Term Loan B4 (3 mo. USD LIBOR + 1.750%)	3.452%	4/29/23	37,870	38,114	(d)(i)(j)
Total Information Technology				591,916
Materials — 0.1%
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan W (1 mo. USD LIBOR + 2.000%)	3.715%	10/1/22	120,000	120,632	(d)(i)(j)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. USD LIBOR + 2.750%)	4.549%	2/6/23	91,609	92,024	(d)(i)(j)
Total Materials				212,656
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. USD LIBOR + 2.000%)	3.799%	3/21/25	86,834	87,369	(d)(i)(j)
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	3.785%	12/20/24	80,000	80,461	(d)(i)(j)(k)
Total Equity Real Estate Investment Trusts (REITs)				167,830
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. USD LIBOR + 2.250%)	4.049%	4/18/24	46,239	46,494	(d)(i)(j)
Total Real Estate				214,324
Total Senior Loans (Cost — $9,077,892)				9,077,611
U.S. Treasury Inflation Protected Securities — 2.3%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	585,231	690,664
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	961,708	998,160

See Notes to Financial Statements.

42	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — continued
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	499,606	$549,877
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	532,231	589,444
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	1,431,766	1,592,425
Total U.S. Treasury Inflation Protected Securities (Cost — $4,014,844)				4,420,570

			Face Amount†/ Units
Asset-Backed Securities — 2.0%
Applebee’s Funding LLC, 2019-1A A2I	4.194%	6/7/49	400,000	406,004	(c)
Avis Budget Rental Car Funding AESOP LLC, 2019-2A A	3.350%	9/22/25	290,000	299,429	(c)
Community Funding CLO, 2015-1A A	5.750%	11/1/27	246,159	256,045	(c)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	280,000	305,568
Navient Private Education Refi Loan Trust, 2019-A A2B (-1.000 x 1 mo. USD LIBOR + 0.900%)	2.640%	1/15/43	470,000	465,448	(c)(d)
SBA Small Business Investment Cos., 2018-10B 1	3.548%	9/10/28	169,037	175,997
SBA Small Business Investment Cos., 2019-10A 1	3.113%	3/10/29	296,785	308,176
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	2.184%	6/15/39	551,811	538,036	(d)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	816,622	(c)
Sofi Consumer Loan Program LLC, 2017-1 A	3.280%	1/26/26	108,289	108,635	(c)
United States Small Business Administration, 2019-20D 1	2.980%	4/1/39	87,493	89,909
United States Small Business Administration, 2019-25G 1	2.690%	7/1/44	90,000	91,375
Total Asset-Backed Securities (Cost — $4,439,484)				3,861,244

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Call @ $118.50	1/24/20	62	62,000	21,313
U.S. Treasury 5-Year Notes Futures, Put @ $111.75	2/21/20	40	40,000	0	(m)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	43

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Security	Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Put @ $114.25	2/21/20	151	151,000	$1,180
U.S. Treasury 10-Year Notes Futures, Call @ $128.50	1/24/20	30	30,000	14,063
U.S. Treasury 10-Year Notes Futures, Put @ $128.00	1/24/20	11	11,000	3,609
U.S. Treasury 10-Year Notes Futures, Put @ $120.50	2/21/20	15	15,000	0	(m)
U.S. Treasury 10-Year Notes Futures, Put @ $122.00	2/21/20	191	191,000	2,984
U.S. Treasury Long-Term Bonds Futures, Call @ $156.50	1/24/20	5	5,000	4,609
U.S. Treasury Long-Term Bonds Futures, Call @ $157.00	1/24/20	9	9,000	6,609
U.S. Treasury Long-Term Bonds Futures, Call @ $167.00	1/24/20	63	63,000	984
U.S. Treasury Long-Term Bonds Futures, Put @ $155.00	1/24/20	8	8,000	6,500
U.S. Treasury Long-Term Bonds Futures, Put @ $158.00	1/24/20	8	8,000	20,250
Total Purchased Options (Cost — $89,658)				82,101

			Shares
Common Stocks — 0.0%
Communication Services — 0.0%
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1	0	*(g)(l)(m)
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Escrow Shares			22,038	5,122	*(g)(l)
Energy — 0.0%
Energy Equipment & Services — 0.0%
KCAD Holdings I Ltd.			108,106,087	0	*(g)(l)(m)
Oil, Gas & Consumable Fuels — 0.0%
MWO Holdings LLC			146	11,144	*(g)(l)
Total Energy				11,144
Total Common Stocks (Cost — $1,030,181)				16,266
Total Investments before Short-Term Investments (Cost — $187,269,288)				191,695,592

See Notes to Financial Statements.

44	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.5%
Commercial Paper — 0.5%
Santander UK PLC (Cost — $899,691)	1.754%	1/7/20	900,000	$899,700	(n)

			Shares
Money Market Funds — 0.0%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $102,105)	1.496%		102,105	102,105	(o)
Total Short-Term Investments (Cost — $1,001,796)				1,001,805
Total Investments — 99.6% (Cost — $188,271,084)				192,697,397
Other Assets in Excess of Liabilities — 0.4%				698,679
Total Net Assets — 100.0%				$193,396,076

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	45

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Securities traded on a when-issued or delayed delivery basis.

(b)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2019, the Portfolio held TBA securities with a total cost of $4,068,466.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of December 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(l)	Security is valued using significant unobservable inputs (Note 1).

(m)	Value is less than $1.

(n)	Rate shown represents yield-to-maturity.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2019, the total market value of investments in Affiliated Companies was $102,105 and the cost was $102,105 (Note 8).

See Notes to Financial Statements.

46	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Abbreviations used in this schedule:

ACES	— Alternative Credit Enhancement Securities

ARS	— Argentine Peso

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

CNH	— Chinese Offshore Yuan

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	$118.75	17	$17,000	$(3,719)
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	119.00	20	20,000	(2,656)
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	119.50	27	27,000	(1,266)
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	120.00	34	34,000	(531)
U.S. Treasury 5-Year Notes Futures, Call	2/21/20	119.00	23	23,000	(6,289)
U.S. Treasury 5-Year Notes Futures, Call	2/21/20	119.75	9	9,000	(914)
U.S. Treasury 5-Year Notes Futures, Put	1/24/20	118.00	65	65,000	(5,078)
U.S. Treasury 5-Year Notes Futures, Put	2/21/20	118.00	9	9,000	(1,758)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	129.00	5	5,000	(1,328)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	129.50	5	5,000	(703)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	130.00	16	16,000	(1,250)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	130.50	17	17,000	(797)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	131.00	22	22,000	(688)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	131.50	75	75,000	(1,172)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	132.00	15	15,000	(234)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	132.50	15	15,000	0	(a)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	130.00	25	25,000	(6,250)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	131.50	31	31,000	(2,906)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	133.00	42	42,000	(1,312)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	47

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Schedule of Written Options (cont’d)
Security		Expiration Date	Strike Price		Contracts	Notional Amount	Value
U.S. Treasury 10-Year Notes Futures, Put		1/24/20	$127.00		44	$44,000	$(4,125)
U.S. Treasury 10-Year Notes Futures, Put		1/24/20	127.50		11	11,000	(2,062)
U.S. Treasury Long-Term Bonds Futures, Call		1/24/20	161.00		10	10,000	(938)
U.S. Treasury Long-Term Bonds Futures, Call		2/21/20	160.00		10	10,000	(4,844)
Total Exchange-Traded Written Options (Premiums received — $124,367)							$(50,820)

OTC Written Options

	Counterparty
Interest rate swaption with Citibank N.A., Call	Citibank N.A.	2/4/20	137.00	bps	680,000	$680,000	$(142)
Interest rate swaption with Citibank N.A., Put	Citibank N.A.	2/4/20	177.00	bps	680,000	680,000	(1,863)
Total OTC Written Options (Premiums received — $3,510)							$(2,005)
Total Written Options (Premiums received — $127,877)							$(52,825)

(a)	Value is less than $1.

Abbreviation used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

At December 31, 2019, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	63	6/20	$15,340,165	$15,483,825	$143,660
90-Day Eurodollar	75	12/20	18,469,867	18,446,250	(23,617)
90-Day Eurodollar	104	3/21	25,542,864	25,594,400	51,536
Euro	2	3/20	278,757	282,050	3,293
Euro-BTP	37	3/20	5,904,118	5,912,503	8,385
Mexican Peso	10	3/20	256,150	261,950	5,800
U.S. Treasury 2-Year Notes	208	3/20	44,873,037	44,824,000	(49,037)
U.S. Treasury 5-Year Notes	283	3/20	33,644,037	33,566,455	(77,582)
U.S. Treasury 10-Year Notes	417	3/20	53,961,241	53,551,924	(409,317)
U.S. Treasury Ultra Long-Term Bonds	161	3/20	30,179,853	29,246,656	(933,197)
					(1,280,076)
Contracts to Sell:
90-Day Eurodollar	85	3/20	20,889,747	20,881,313	8,434
90-Day Eurodollar	31	6/21	7,648,510	7,629,100	19,410
Euro-Bund	112	3/20	21,624,958	21,418,727	206,231

See Notes to Financial Statements.

48	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
Euro-Buxl	7	3/20	$1,595,990	$1,557,660	$38,330
Japanese 10-Year Bonds	4	3/20	5,604,498	5,602,319	2,179
U.S. Treasury Long-Term Bonds	124	3/20	19,794,304	19,332,375	461,929
U.S. Treasury Ultra 10-Year Notes	38	3/20	5,423,075	5,346,719	76,356
United Kingdom Long Gilt Bonds	13	3/20	2,287,044	2,262,337	24,707
					837,576
Net unrealized depreciation on open futures contracts					$(442,500)

At December 31, 2019, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	29,553,510,172	USD	2,052,042	Barclays Bank PLC	1/17/20	$73,543
INR	151,244,882	USD	2,111,253	Barclays Bank PLC	1/17/20	4,115
MXN	27,549,610	USD	1,373,682	Barclays Bank PLC	1/17/20	79,715
USD	1,337,915	CNY	9,540,000	Barclays Bank PLC	1/17/20	(30,830)
USD	27,274	COP	95,707,000	Barclays Bank PLC	1/17/20	(1,822)
USD	553,859	EUR	500,000	Barclays Bank PLC	1/17/20	(7,584)
USD	164,598	JPY	17,496,259	Barclays Bank PLC	1/17/20	3,419
USD	263,277	EUR	238,220	BNP Paribas SA	1/17/20	(4,217)
USD	4,722,004	EUR	4,215,774	BNP Paribas SA	1/17/20	(11,826)
AUD	376,434	USD	253,001	Citibank N.A.	1/17/20	11,277
BRL	2,088,355	USD	498,608	Citibank N.A.	1/17/20	20,256
BRL	2,530,000	USD	605,090	Citibank N.A.	1/17/20	23,504
CAD	2,997,501	USD	2,270,920	Citibank N.A.	1/17/20	37,642
CAD	7,860,000	USD	5,957,479	Citibank N.A.	1/17/20	95,997
EUR	270,000	USD	298,564	Citibank N.A.	1/17/20	4,615
EUR	280,000	USD	313,382	Citibank N.A.	1/17/20	1,026
EUR	450,000	USD	503,467	Citibank N.A.	1/17/20	1,832
EUR	1,033,370	USD	1,159,650	Citibank N.A.	1/17/20	706
GBP	368,265	USD	477,870	Citibank N.A.	1/17/20	10,173
GBP	449,000	USD	579,265	Citibank N.A.	1/17/20	15,772
MXN	7,000,000	USD	366,694	Citibank N.A.	1/17/20	2,596
USD	169,162	BRL	703,543	Citibank N.A.	1/17/20	(5,638)
USD	207,594	CNH	1,470,436	Citibank N.A.	1/17/20	(3,573)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	49

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,122,552	CNY	8,024,000	Citibank N.A.	1/17/20	$(28,686)
USD	66,970	EUR	60,000	Citibank N.A.	1/17/20	(404)
USD	78,200	EUR	70,000	Citibank N.A.	1/17/20	(401)
USD	110,904	EUR	100,000	Citibank N.A.	1/17/20	(1,384)
USD	166,716	EUR	150,000	Citibank N.A.	1/17/20	(1,717)
USD	573,825	EUR	520,000	Citibank N.A.	1/17/20	(10,075)
USD	2,150,524	EUR	1,916,158	Citibank N.A.	1/17/20	(1,102)
USD	30,254	GBP	23,215	Citibank N.A.	1/17/20	(512)
USD	496,510	GBP	368,265	Citibank N.A.	1/17/20	8,468
USD	774,144	GBP	631,112	Citibank N.A.	1/17/20	(62,237)
USD	105,274	MXN	2,000,000	Citibank N.A.	1/17/20	(238)
USD	216,137	MXN	4,191,984	Citibank N.A.	1/17/20	(5,013)
USD	121,874	RUB	7,855,996	Citibank N.A.	1/17/20	(4,434)
USD	131,625	RUB	8,471,388	Citibank N.A.	1/17/20	(4,577)
USD	148,456	RUB	9,637,297	Citibank N.A.	1/17/20	(6,492)
USD	290,632	RUB	18,687,639	Citibank N.A.	1/17/20	(9,826)
USD	68,658	ZAR	1,024,863	Citibank N.A.	1/17/20	(4,352)
ZAR	6,640,000	USD	432,039	Citibank N.A.	1/17/20	40,987
CNY	2,677,838	USD	378,466	JPMorgan Chase & Co.	1/17/20	5,735
EUR	200,000	USD	222,419	JPMorgan Chase & Co.	1/17/20	2,158
GBP	600,000	USD	778,595	JPMorgan Chase & Co.	1/17/20	16,554
GBP	1,600,000	USD	2,061,920	JPMorgan Chase & Co.	1/17/20	58,478
JPY	11,347,000	USD	104,799	JPMorgan Chase & Co.	1/17/20	(268)
PHP	15,459,294	USD	302,175	JPMorgan Chase & Co.	1/17/20	2,936
TWD	479,800	USD	15,596	JPMorgan Chase & Co.	1/17/20	423
USD	122,286	AUD	177,624	JPMorgan Chase & Co.	1/17/20	(2,416)
USD	1,264,946	CAD	1,656,738	JPMorgan Chase & Co.	1/17/20	(11,011)
USD	1,351,997	CNH	9,644,198	JPMorgan Chase & Co.	1/17/20	(32,992)
USD	111,274	EUR	100,000	JPMorgan Chase & Co.	1/17/20	(1,015)
USD	317,020	IDR	4,501,684,289	JPMorgan Chase & Co.	1/17/20	(6,756)
USD	321,748	INR	23,038,796	JPMorgan Chase & Co.	1/17/20	(481)
USD	3,696	JPY	400,001	JPMorgan Chase & Co.	1/17/20	12
USD	8,499	JPY	920,001	JPMorgan Chase & Co.	1/17/20	23
USD	8,794	JPY	952,001	JPMorgan Chase & Co.	1/17/20	24
USD	1,932,301	PHP	101,355,000	JPMorgan Chase & Co.	1/17/20	(68,085)
USD	199,014	RUB	12,817,311	JPMorgan Chase & Co.	1/17/20	(7,061)
USD	211,137	RUB	13,548,341	JPMorgan Chase & Co.	1/17/20	(6,692)
Total						$178,269

See Notes to Financial Statements.

50	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

Abbreviations used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

PHP	— Philippine Peso

RUB	— Russian Ruble

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2019, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6,530,000		9/15/21	1.350% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	$(1,242)	$12,097
35,559,000		6/30/26	1.550% semi-annually	3-Month LIBOR quarterly	106,392	391,323
7,653,000		11/15/26	1.550% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	9,911	(8,429)
28,260,000	MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	11,388	59,576
47,980,000	MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	23,448	95,179
821,000		11/15/44	1.810% semi-annually	3-Month LIBOR quarterly	1,099	44,943

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	51

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Plus VIT Portfolio

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	5,666,000		11/15/44	1.850% semi-annually	3-Month LIBOR quarterly	$12,046	$260,354
	213,300	EUR	8/23/47	1.498% annually	6-Month EURIBOR semi-annually	(271)	(54,461)
Total						$162,771	$800,582

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	1,785,000	BRL	1/2/20	BRL-CDI **	8.410	% **	$ 38	$14,079
Citibank N.A.	3,400,000	BRL	1/2/20	BRL-CDI **	8.410	% **	11	26,908
Citibank N.A.	3,800,000	BRL	1/2/20	BRL-CDI **	8.410	% **	22	30,033
Citibank N.A.	5,900,000	BRL	1/2/20	BRL-CDI **	8.410	% **	59	48,784
Citibank N.A.	16,865,000	BRL	1/2/20	BRL-CDI **	8.410	% **	—	133,386
Citibank N.A.	2,400,000	BRL	1/4/27	BRL-CDI **	7.024	% **	—	14,875
Citibank N.A.	2,900,000	BRL	1/4/27	BRL-CDI **	7.024	% **	1,442	16,533
Citibank N.A.	3,108,000	BRL	1/4/27	BRL-CDI **	7.024	% **	1,801	17,462
JPMorgan Chase & Co.	2,000,000	BRL	1/4/27	BRL-CDI **	7.044	% **	—	12,849
Total							$ 3,373	$314,909

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]		Termination Date	Periodic Payments Received by the Portfolio†	Market Value[3]		Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.33 Index	$12,275,000		12/20/24	1.000% quarterly	$318,242		$230,553	$87,689

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]		Termination Date	Periodic Payments Made by the Portfolio†	Market Value[3]		Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.33 Index	$257,400		12/20/24	5.000% quarterly	$(24,797)		$(15,850)	$(8,947)

See Notes to Financial Statements.

52	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Western Asset Core Plus VIT Portfolio

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	53

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $188,168,979)	$192,595,292
Investments in affiliated securities, at value (Cost — $102,105)	102,105
Foreign currency, at value (Cost — $1,269,031)	1,291,609
Cash	1,095,525
Receivable for securities sold	6,787,738
Deposits with brokers for open futures contracts and exchange-traded options	1,317,765
Interest receivable	1,250,328
Receivable for Portfolio shares sold	958,749
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $920,004)	933,677
Deposits with brokers for centrally cleared swap contracts	646,105
Unrealized appreciation on forward foreign currency contracts	521,986
OTC swaps, at value (premiums paid — $3,373)	318,282
Deposits with brokers for OTC derivatives	60,000
Receivable from broker — variation margin on centrally cleared swap contracts	53,856
Prepaid expenses	3,482
Total Assets	207,936,499

Liabilities:
Payable for securities purchased	13,735,142
Unrealized depreciation on forward foreign currency contracts	343,717
Payable to broker — variation margin on open futures contracts	188,246
Investment management fee payable	67,170
Written options, at value (premiums received — $127,877)	52,825
Payable for Portfolio shares repurchased	52,383
Service and/or distribution fees payable	25,288
Trustees’ fees payable	1,128
Accrued expenses	74,524
Total Liabilities	14,540,423
Total Net Assets	$193,396,076

Net Assets:
Par value (Note 7)	$332
Paid-in capital in excess of par value	201,916,132
Total distributable earnings (loss)	(8,520,388)
Total Net Assets	$193,396,076

See Notes to Financial Statements.

54	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Net Assets:
Class I	$72,787,406
Class II	$120,608,670

Shares Outstanding:
Class I	12,505,592
Class II	20,701,019

Net Asset Value:
Class I	$5.82
Class II	$5.83

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	55

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Interest from unaffiliated investments	$8,354,100
Interest from affiliated investments	124,891
Dividends	163,754
Less: Foreign taxes withheld	(10,129)
Total Investment Income	8,632,616

Expenses:
Investment management fee (Note 2)	973,961
Service and/or distribution fees (Notes 2 and 5)	367,276
Fund accounting fees	74,619
Audit and tax fees	46,473
Custody fees	24,818
Shareholder reports	23,759
Legal fees	23,520
Trustees’ fees	5,356
Insurance	3,926
Commitment fees (Note 9)	2,481
Interest expense	1,788
Transfer agent fees (Note 5)	1,429
Excise tax (Note 1)	1,387
Miscellaneous expenses	16,088
Total Expenses	1,566,881
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(30,673)
Net Expenses	1,536,208
Net Investment Income	7,096,408

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	104,776
Futures contracts	3,390,576
Written options	875,896
Swap contracts	(2,140,227)
Forward foreign currency contracts	666,586
Foreign currency transactions	(7,440)
Net Realized Gain	2,890,167
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	13,957,148
Futures contracts	(1,237,698)
Written options	228,280
Swap contracts	1,523,417

See Notes to Financial Statements.

56	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Forward foreign currency contracts	478,355
Foreign currencies	34,817
Change in Net Unrealized Appreciation (Depreciation)	14,984,319
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	17,874,486
Increase in Net Assets From Operations	$24,970,894

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	57

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$7,096,408	$7,130,536
Net realized gain (loss)	2,890,167	(2,102,142)
Change in net unrealized appreciation (depreciation)	14,984,319	(10,429,653)
Increase (Decrease) in Net Assets From Operations	24,970,894	(5,401,259)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(8,225,012)	(7,700,043)
Decrease in Net Assets From Distributions to Shareholders	(8,225,012)	(7,700,043)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	34,914,078	48,517,545
Reinvestment of distributions	8,225,012	7,700,043
Cost of shares repurchased	(80,469,084)	(38,700,545)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(37,329,994)	17,517,043
Increase (Decrease) in Net Assets	(20,584,112)	4,415,741

Net Assets:
Beginning of year	213,980,188	209,564,447
End of year	$193,396,076	$213,980,188

See Notes to Financial Statements.

58	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.43	$5.77	$5.70	$5.58	$5.60

Income (loss) from operations:
Net investment income	0.20	0.19	0.17	0.15	0.22
Net realized and unrealized gain (loss)	0.46	(0.32)	0.16	0.10	(0.15)
Total income (loss) from operations	0.66	(0.13)	0.33	0.25	0.07

Less distributions from:
Net investment income	(0.27)	(0.21)	(0.26)	(0.13)	(0.09)
Total distributions	(0.27)	(0.21)	(0.26)	(0.13)	(0.09)

Net asset value, end of year	$5.82	$5.43	$5.77	$5.70	$5.58
Total return[3]	12.17%	(2.23)%	5.75%	4.55%	1.20%

Net assets, end of year (000s)	$72,787	$66,580	$70,884	$71,159	$76,862

Ratios to average net assets:
Gross expenses	0.56%	0.57%	0.57%	0.50%	0.65%
Net expenses[4]	0.54 [5]	0.54 [5]	0.54 [5]	0.50	0.60 [5]
Net investment income	3.43	3.47	2.89	2.63	3.79

Portfolio turnover rate[6]	133%	101%	151%	108%	185%

[1]	In April 2015, the Portfolio’s outstanding class of shares, which was previously unnamed, became known as Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective April 15, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to April 15, 2015, the expense limitation was 1.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 198%, 226%, 346%, 280% and 417% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	59

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$5.43	$5.78	$5.69	$5.57	$5.77

Income (loss) from operations:
Net investment income	0.19	0.18	0.15	0.14	0.08
Net realized and unrealized gain (loss)	0.46	(0.33)	0.17	0.10	(0.20)
Total income (loss) from operations	0.65	(0.15)	0.32	0.24	(0.12)

Less distributions from:
Net investment income	(0.25)	(0.20)	(0.23)	(0.12)	(0.08)
Total distributions	(0.25)	(0.20)	(0.23)	(0.12)	(0.08)

Net asset value, end of year	$5.83	$5.43	$5.78	$5.69	$5.57

Total return[3]	11.82%	(2.64)%	5.69%	4.17%	(1.85)%
Net assets, end of year (millions)	$121	$147	$139	$563	$348

Ratios to average net assets:
Gross expenses	0.80%	0.82%	0.78%	0.76%	0.76%[4]
Net expenses[5]	0.79 [6]	0.79 [6]	0.75 [6]	0.76	0.71 [4,6]
Net investment income	3.21	3.23	2.53	2.36	2.05 [4]

Portfolio turnover rate[7]	133%	101%	151%	108%	185%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (inception date) to December 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 0.79%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 198%, 226%, 346%, 280% and 417% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

[8]	For the year ended December 31, 2015.

See Notes to Financial Statements.

60	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	61

Notes to financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$61,781,221	—		$61,781,221
Corporate Bonds & Notes	—	57,526,563	—		57,526,563
Collateralized Mortgage Obligations	—	19,620,696	—		19,620,696
Sovereign Bonds	—	19,064,073	—		19,064,073
U.S. Government & Agency Obligations	—	16,245,247	—		16,245,247
Senior Loans:
Financials	—	1,284,759	$250,781		1,535,540
Other Senior Loans	—	7,542,071	—		7,542,071
U.S. Treasury Inflation Protected Securities	—	4,420,570	—		4,420,570
Asset-Backed Securities	—	3,861,244	—		3,861,244
Purchased Options	$82,101	—	—		82,101
Common Stocks:
Communication Services	—	—	0	*	—
Consumer Discretionary	—	—	5,122		5,122
Energy	—	—	11,144		11,144
Total Long-Term Investments	82,101	191,346,444	267,047		191,695,592
Short-Term Investments†:
Commercial Paper	—	899,700	—		899,700
Money Market Funds	102,105	—	—		102,105
Total Short-Term Investments	102,105	899,700	—		1,001,805
Total Investments	$184,206	$192,246,144	$267,047		$192,697,397
Other Financial Instruments:
Futures Contracts	$1,050,250	—	—		$1,050,250
Forward Foreign Currency Contracts	—	$521,986	—		521,986
Centrally Cleared Interest Rate Swaps	—	863,472	—		863,472
OTC Interest Rate Swaps‡	—	318,282	—		318,282
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	87,689	—		87,689
Total Other Financial
Instruments	$1,050,250	$1,791,429	—		$2,841,679
Total	$1,234,456	$194,037,573	$267,047		$195,539,076

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LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$50,820	—	—	$50,820
OTC Written Options	—	$2,005	—	2,005
Futures Contracts	1,492,750	—	—	1,492,750
Forward Foreign Currency Contracts	—	343,717	—	343,717
Centrally Cleared Interest Rate Swaps	—	62,890	—	62,890
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection	—	8,947	—	8,947
Total	$1,543,570	$417,559	—	$1,961,129

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a

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Notes to financial statements (cont’d)

closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Portfolio. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

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(f) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities.

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Notes to financial statements (cont’d)

Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2019, the total notional value of all credit default swaps to sell protection was $12,275,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2019, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

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Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counter-party to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and

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Notes to financial statements (cont’d)

the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(h) Swaptions. The Portfolio may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Portfolio may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

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(j) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2019, the Portfolio had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(l) Securities traded on a when-issued and delayed delivery basis. The Portfolio may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

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Notes to financial statements (cont’d)

(n) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(o) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(p) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid.

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Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(r) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to

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Notes to financial statements (cont’d)

meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Portfolio held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of

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$345,722. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of December 31, 2019, the Portfolio had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $60,000, which can be used to reduce the required payment.

At December 31, 2019, the Portfolio held non-cash collateral from Barclays Bank PLC and Citibank N.A. in the amounts of $30,103 and $269,192, respectively. These amounts could be used to reduce the Portfolio’s exposure to the counterparty in the event of default.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

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Notes to financial statements (cont’d)

However, due to the timing of when distributions are made by the Portfolio, the Portfolio may be subject to an excise tax of 4% of the amount by which 98% of the Portfolio’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Portfolio paid $1,387 of federal excise taxes attributable to calendar year 2018 in March 2019.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$1,387	$(1,387)

(a)	Reclassifications are due to a non-deductible excise tax paid by the Portfolio.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
first $500 million	0.450%
next $500 million	0.425
over $1 billion	0.400

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. Western

76	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Asset London, Western Asset Japan and Western Asset Singapore provide certain subadvisory services related to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset London, Western Asset Singapore and Western Asset Japan monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.54% and 0.79%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $30,673, which included an affiliated money market fund waiver of $86.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$23,143,146	$405,492,829
Sales	42,594,929	422,769,579

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Notes to financial statements (cont’d)

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$189,950,078	$6,442,239	$(3,694,920)	$2,747,319
Swap contracts	380,847	1,266,070	(71,837)	1,194,233
Written options	(127,877)	77,306	(2,254)	75,052
Futures contracts	—	1,050,250	(1,492,750)	(442,500)
Forward foreign currency contracts	—	521,986	(343,717)	178,269

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$82,101	—	—	$82,101
Futures contracts[3]	1,041,157	$9,093	—	1,050,250
OTC swap contracts[4]	318,282	—	—	318,282
Centrally cleared swap contracts[5]	863,472	—	$87,689	951,161
Forward foreign currency contracts	—	521,986	—	521,986
Total	$2,305,012	$531,079	$87,689	$2,923,780

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$52,825	—	—	$52,825
Futures contracts[3]	1,492,750	—	—	1,492,750
Centrally cleared swap contracts[5]	62,890	—	$8,947	71,837
Forward foreign currency contracts	—	$343,717	—	343,717
Total	$1,608,465	$343,717	$8,947	$1,961,129

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[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(785,375)	$(307,521)	—	$(1,092,896)
Written options	812,443	59,119	$4,334	875,896
Futures contracts	3,369,640	20,936	—	3,390,576
Swap contracts	(2,797,166)	—	656,939	(2,140,227)
Forward foreign currency contracts	—	666,586	—	666,586
Total	$599,542	$439,120	$661,273	$1,699,935

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(16,110)	$29,663	$1,798	$15,351
Written options	230,578	(2,541)	243	228,280
Futures contracts	(1,233,816)	(3,882)	—	(1,237,698)
Swap contracts	1,424,537	—	98,880	1,523,417
Forward foreign currency contracts	—	478,355	—	478,355
Total	$405,189	$501,595	$100,921	$1,007,705

1 The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

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Notes to financial statements (cont’d)

During the year ended December 31, 2019, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$244,176
Written options	185,125
Futures contracts (to buy)	186,294,040
Futures contracts (to sell)	91,867,283
Forward foreign currency contracts (to buy)	30,271,619
Forward foreign currency contracts (to sell)	19,487,932

Average Notional Balance
Interest rate swap contracts	$101,101,754
Credit default swap contracts (to buy protection)	488,631
Credit default swap contracts (to sell protection)	21,112,569

The following table presents the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Portfolio as of December 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$160,792	$(40,236)	$120,556	$(30,103)	$90,453
BNP Paribas SA	—	(16,043)	(16,043)	—	(16,043)
Citibank N.A.	580,284	(152,666)	427,618	(269,192)	158,426
JPMorgan Chase & Co.	99,192	(136,777)	(37,585)	60,000	22,415
Total	$840,268	$(345,722)	$494,546	$(239,295)	$255,251

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

80	Western Asset Core Plus VIT Portfolio 2019 Annual Report

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$526
Class II	$367,276	903
Total	$367,276	$1,429

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$10,272
Class II	20,401
Total	$30,673

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class I	$3,255,996	$2,503,944
Class II	4,969,016	5,196,099
Total	$8,225,012	$7,700,043

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,172,547	$12,723,835	1,988,462	$11,223,948
Shares issued on reinvestment	560,412	3,255,996	465,158	2,503,944
Shares repurchased	(2,492,783)	(14,510,876)	(2,465,019)	(13,797,527)
Net increase (decrease)	240,176	$1,468,955	(11,399)	$(69,635)
Class II
Shares sold	3,824,453	$22,190,243	6,620,460	$37,293,597
Shares issued on reinvestment	853,783	4,969,016	965,284	5,196,099
Shares repurchased	(11,116,304)	(65,958,208)	(4,450,668)	(24,903,018)
Net increase (decrease)	(6,438,068)	$(38,798,949)	3,135,076	$17,586,678

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Notes to financial statements (cont’d)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Portfolio invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Portfolio’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Portfolio’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2019. The following transactions were effected in shares of such companies for the year ended December 31, 2019.

	Affiliate Value at December 31, 2018	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$10,338,307	$81,453,162	81,453,162	$91,791,469	91,791,469	—	$123,722	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	4,667,234	4,667,234	4,565,129	4,565,129	—	1,169	—	$102,105
	$10,338,307	$86,120,396		$96,356,598		—	$124,891	—	$102,105

9. Redemption facility

The Portfolio and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income

82	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Portfolio paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended December 31, 2019, the Portfolio incurred a commitment fee in the amount of $2,481. The Portfolio did not utilize the Redemption Facility during the year ended December 31, 2019.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$8,225,012	$7,700,043

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$647,806
Deferred capital losses*	(11,675,822)
Other book/tax temporary differences(a)	(1,281,237)
Unrealized appreciation (depreciation)(b)	3,788,865
Total distributable earnings (loss) — net	$(8,520,388)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts and book/ tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference between book and tax cost basis of partnership investments.

11. Recent accounting pronouncement

The Portfolio has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) —Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as

Western Asset Core Plus VIT Portfolio 2019 Annual Report	83

Notes to financial statements (cont’d)

eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

12. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Portfolio’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Portfolio’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Portfolio’s Board is expected to be asked to approve a new investment management contract between the Portfolio and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Portfolio for their approval.

84	Western Asset Core Plus VIT Portfolio 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Income Trust and

Shareholders of Western Asset Core Plus VIT Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus VIT Portfolio (one of the funds constituting Legg Mason Partners Variable Income Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Core Plus VIT Portfolio 2019 Annual Report	85

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Core Plus VIT Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

86	Western Asset Core Plus VIT Portfolio

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity

Western Asset Core Plus VIT Portfolio	87

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broad-ridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as core plus bond funds underlying variable insurance products by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 10-year periods ended June 30, 2019 was above the median and that its performance for the 5-year period ended June 30, 2019 was below the median. The

88	Western Asset Core Plus VIT Portfolio

Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of core plus bond funds underlying variable insurance products (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was

Western Asset Core Plus VIT Portfolio	89

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

approximately equivalent to the median and the Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was at the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was below the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/ objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee was approximately equivalent to the median of the expense group and the Actual Management Fee was below the median of the expense group. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

90	Western Asset Core Plus VIT Portfolio

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset Core Plus VIT Portfolio	91

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Portfolio and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld
Robert Abeles, Jr.	299,442,317	15,121,394
Jane F. Dasher	300,754,365	13,809,345
Anita L. DeFrantz	301,032,761	13,530,949
Avedick B. Poladian	301,545,854	13,017,856
Susan B. Kerley	300,729,562	13,834,148
William E.B. Siart	301,143,338	13,420,372
Jaynie Miller Studenmund	301,118,766	13,444,944
Ronald L. Olson	301,778,020	12,785,691
Peter J. Taylor	301,511,502	13,052,208
Jane E. Trust	301,071,695	13,492,016

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

92	Western Asset Core Plus VIT Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Core Plus VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†. A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Western Asset Core Plus VIT Portfolio	93

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

94	Western Asset Core Plus VIT Portfolio

Independent Trustees†† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[4] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Core Plus VIT Portfolio	95

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[5]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[6]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	142
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

96	Western Asset Core Plus VIT Portfolio

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Core Plus VIT Portfolio	97

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

98	Western Asset Core Plus VIT Portfolio

††	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” of the Portfolio, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[6]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Core Plus VIT Portfolio	99

Western Asset

Core Plus VIT Portfolio

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Core Plus VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010544 2/20 SR20-3808

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $150,330 in December 31, 2018 and $80,165 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Income Trust, were $6,000 in December 31, 2018 and $0 in December 31, 2019

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $678,000 in December 31, 2018 and $938,841 in December 31, 2019.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.*
Jane F. Dasher*
Anita L. DeFrantz*
Susan B. Kerley*
Ronald L. Olson*
Avedick B. Poladian*
William E.B. Siart*
Jaynie M. Studenmund*
Peter J. Taylor*

*  During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC., effective January 1, 2020.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	March 2, 2020